Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

RSBY	Return Stacked® Bonds & Futures Yield ETF

RSSY	Return Stacked® U.S. Stocks & Futures Yield ETF

listed on Cboe BZX Exchange, Inc.

July 11, 2024

Supplement to the

Statutory Prospectus dated April 19, 2024,

and where applicable a Fund’s Summary Prospectus

Effective immediately, each instance of the disclosure entitled “Leverage Risk” throughout each Summary Prospectus (as applicable) and the Statutory Prospectus is amended and restated in its entirety to read as follows:

Leverage Risk: As part of the Fund's principal investment strategy, the Fund will make investments in futures contracts to gain long and short exposure across four major asset classes (commodities, currencies, fixed income and equities). These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Please retain this Supplement for future reference.